                     SECURITES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM 8-K/A
                                  No. 2


                              CURRENT REPORT

                               ------------

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 19, 1997


                           SL GREEN REALTY CORP.
          (Exact name of Registrant as specified in its Charter)


                                 Maryland
                         (State of Incorporation)

        1-13199                                       13-3956775
(Commission File Number)                       (IRS Employer Id. Number)


               70 West 36th Street                       10018
               New York, New York                      (Zip Code)
     (Address of principal executive offices)


                              (212) 594-2700
             (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A No.1, dated December 19, 1997 (filed with the Securities and Exchange Commission on January 5, 1998), as set forth in the pages attached hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA
                  FINANCIAL INFORMATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Pro Forma/Combined Balance Sheet
   (Unaudited) as of September 30, 1997................................ F-4

Pro Forma Combined Income Statement
   (Unaudited) for the nine months ended
   September 30, 1997.................................................. F-5

Pro Forma Combined Income Statement
   (Unaudited) for the year ended
   December 31, 1996................................................... F-6

Notes to Pro Forma Combined Financial Information...................... F-7

PROPERTY

Report of Independent Auditors......................................... F-15

Statement of Revenues and Certain Expenses
  of 17 Battery Place for the year ended
  December 31, 1996 and for the nine months
  ended September 30, 1997 (Unaudited)................................. F-16

Notes to Statement of Revenues and Certain
  Expenses of 17 Battery Place......................................... F-17

MORTGAGE

Report of Independent Auditors......................................... F-20


Statement of Revenues and Certain Expenses
  of 17 Battery Place for the year ended
  December 31, 1996 and for the nine months
  ended September 30, 1997 (Unaudited)................................. F-21

Notes to Statement of Revenues and Certain
  Expenses of 17 Battery Place......................................... F-22



      (c)  EXHIBITS

           None

                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SL GREEN REALTY CORP.



                                  By: /s/ David J. Nettina
                                      ------------------------------------------
                                      David J. Nettina
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer


Date:  March 2, 1998

                             SL GREEN REALTY CORP.

            PRO FORMA CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The pro forma balance sheet of the Company as of September 30, 1997 has been prepared as if the Company's purchase of the property located at 17 Battery Place had been consummated on September 30, 1997. The pro forma statements of income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if the completion of the Offering, the Formation Transactions and the purchase of the properties located at 110 East 42nd Street and 17 Battery Place occurred at January 1, 1996 and the effect thereof was carried foward through the nine month period ended September 30, 1997.

    The pro forma financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Formation Transactions and the Offering on such date or at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma combined financial statements should be read in conjunction with the combined financial statements of SL Green Predecessor included in the Company's registration statement on Form S-11 (333-29329) dated August 14, 1997. The pro forma consolidated balance sheet as of September 30, 1997 and pro forma combined income statement for the nine months ended September 30, 1997 should be read in conjunction with the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 1997.

                             SL GREEN REALTY CORP.

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                           AS OF SEPTEMBER 30, 1997

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                    SL GREEN     PURCHASE OF
                                  REALTY CORP.    17 BATTERY     COMPANY
                                   HISTORICAL       PLACE       PRO FORMA
                                      (A)            (B)       AS ADJUSTED
                                  ------------   ----------    -----------
ASSETS :
  Commercial real estate
    property at cost............
  Land..........................   $   39,958    $   11,645    $    51,603
  Buildings and improvements....      215,818        46,580        262,398
  Property under capital lease..       12,208                       12,208
                                  ------------   ----------    -----------
                                      267,984        58,225        326,209
      Less accumulated
        depreciation............      (22,006)                     (22,006)
                                  ------------   ----------    -----------
                                      245,978        58,225        304,203
  Cash and cash equivalents.....       15,363         4,587         19,950
  Restricted cash...............        2,902                        2,902
  Receivables...................          675            30            705
  Related party receivables.....        1,341                        1,341
  Deferred rents receivable, net
    of provision for doubtful
    accounts of $124............       10,824                       10,824
  Investment in
    Service corporations........        1,315                        1,315
  Deferred lease fees and loan
    costs.......................        4,016         1,399          5,415
  Mortgage receivable...........                     15,500         15,500
  Other assets..................        7,538        (3,741)         3,797
                                  ------------   ----------    -----------
      Total assets..............   $  289,952    $   76,000     $  365,952
                                  ------------   ----------    -----------
                                  ------------   ----------    -----------
LIABILITIES AND EQUITY :
  Mortgage loans payable........   $   46,252                   $   46,252
  Line of credit................                 $   76,000         76,000
  Accrued interest payable......          225                          225
  Capitalized lease
    obligations.................       14,431                       14,431
  Deferred land lease payable...        8,188                        8,188
  Accounts payable and accrued
    expenses....................        2,689                        2,689
  Accounts payable to related
    parties.....................          487                          487
  Security deposits.............        4,262                        4,262
                                  ------------   ----------     ----------
      Total liabilities.........       76,534        76,000        152,534
                                  ------------   ----------     ----------
  Minority interest in Operating
    Partnership.................       34,444                       34,444
  Common stock..................          123                          123
  Additional paid-in capital....      178,669                      178,669
  Retained earnings.............          182                          182
                                  ------------   ----------     ----------
      Total equity..............      178,974                      178,974
                                  ------------   ----------     ----------
      Total liabilities and
        equity..................   $  289,952     $  76,000     $  365,952
                                  ------------   ----------     ----------
                                  ------------   ----------     ----------

                             SL GREEN REALTY CORP.

                      PRO FORMA COMBINED INCOME STATEMENT

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                  (UNAUDITED)

                            (DOLLARS IN THOUSANDS)

                                                                              EQUITY
                              SL GREEN      SL GREEN    ACQUISITION OF     CONVERSION
                             PREDECESSOR     REALTY      PARTNERSHIPS'       SERVICE       ACQUISITION     FINANCING      PRO
                             HISTORICAL       CORP.        INTERESTS      CORPORATIONS     PROPERTIES     ADJUSTMENTS     FORMA
                                 (B)          (A)             (C)              (D)             (E)            (F)       ADJUSTMENTS
                            -------------  ----------   ---------------  ---------------  -------------  -------------  -----------
REVENUES:
  Rental revenue..........    $   4,107     $   5,415     $  13,079                        $  12,254
  Escalations and
    reimbursement
    revenues..............          792         1,043           859                            1,644
  Management revenues.....        1,268                                    $  (1,268)
  Leasing commissions.....        3,464           484                         (1,697)
  Construction revenues...           77                                          (77)
  Investment income.......                        207
  Other income............           16                          89              (11)          1,582
                                 ------        ------       -------           ------          ------    ------------- ------------
      Total revenues......        9,724         7,149        14,027           (3,053)         15,480
                                 ------        ------       -------           ------          ------    ------------- ------------
  Share of net income (loss)
    from uncombined
    joint ventures........         (770)         (130)          770              269
                                 ------        ------       -------           ------          ------    ------------- ------------
EXPENSES:
  Operating expenses......        2,709         1,190         2,528           (1,000)          3,411
  Ground rent.............           13           491         2,456                              268
  Interest................        1,062           593         5,320                                       $  (3,008)
  Depreciation and
  amortization............          811           846         2,457              (48)          1,390            (16)  $     4(H)
  Real estate taxes.......          705         1,009         1,741                            2,714
  Marketing, general and
    administrative........        2,189           437                         (1,521)                                     961(I)
                                 ------        ------       -------           ------          ------    -------------  ------------
      Total expenses......        7,489         4,566        14,502           (2,569)          7,783         (3,024)      965
                                 ------        ------       -------           ------          ------    -------------  ------------
    Income (loss) before
       minority interest and
       extraordinary
      item................        1,465         2,453           295             (215)          7,697          3,024      (965)
  Minority interest in
    operating
    partnership...........                       (397)                                                                 (1,831)(J)
                                 ------        ------       -------           ------          ------    -------------  ------------
    Income (loss) before
      extraordinary
      item................    $   1,465     $   2,056     $     295        $    (215)    $     7,697    $     3,024   $(2,796)
                                 ------        ------       -------           ------          ------    -------------  ------------
                                 ------        ------       -------           ------          ------    -------------  ------------
    Income per common
       share (K)..........


                                                                            17
                                                         110 EAST         BATTERY       COMPANY PRO
                                        COMPANY PRO     42ND STREET        PLACE           FORMA
                                           FORMA            (G)             (L)         AS ADJUSTED
                                        -----------     -----------     -----------     -----------
REVENUES:
  Rental revenue......................   $  34,855       $   3,333      $  10,418        $  48,606
  Escalations and reimbursement
    revenues..........................       4,338             501            696            5,535
  Management revenues.................
  Leasing commissions.................       2,251                                           2,251
  Construction revenues...............
  Investment income...................         207                          1,395            1,602
  Other income........................       1,676              14             64            1,754
                                        -----------     -----------     -----------     -----------
      Total revenues..................      43,327           3,848         12,573           59,748
                                        -----------     -----------     -----------     -----------
  Share of net income (loss) from
    uncombined joint ventures.........         139                                             139
                                        -----------     -----------     -----------     -----------
EXPENSES:
  Operating expenses..................       8,838           1,608          3,505           13,951
  Ground rent.........................       3,228                                           3,228
  Interest............................       3,967                          4,104            8,071
  Depreciation and amortization.......       5,444             426          1,273            7,143
  Real estate taxes...................       6,169           1,000          1,624            8,793
  Marketing, general and
    administrative....................       2,066              84            294            2,444
                                        -----------     -----------     -----------     -----------
      Total expenses..................      29,712           3,118         10,800           43,630
                                        -----------     -----------     -----------     -----------
    Income (loss) before minority
      interest and extraordinary
      item............................      13,754             730          1,773           16,257
  Minority interest in operating
    partnership.......................      (2,228)           (118)          (287)          (2,633)
                                        -----------     -----------     -----------     -----------
    Income (loss) before extraordinary
      item............................  $   11,526      $      612      $   1,486       $   13,624
                                        -----------     -----------     -----------     -----------
                                        -----------     -----------     -----------     -----------
    Income per common share (K).......  $     0.93                                      $     1.10
                                        -----------                                     -----------
                                        -----------                                     -----------

                             SL GREEN REALTY CORP.

                      PRO FORMA COMBINED INCOME STATEMENT

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                           ACQUISITION        EQUITY
                                            SL GREEN           OF          CONVERION OF
                                           PREDECESSOR    PARTNERSHIPS'       SERVICE      ACQUISITION    FINANCING      PRO FORMA
                                           HISTORICAL       INTERESTS      CORPORATIONS    PROPERTIES    ADJUSTMENTS    ADJUSTMENTS
                                               (A)             (B)              (C)            (D)           (E)            (G)
                                          -------------  ---------------  ---------------  -----------  -------------  -------------
REVENUES:
  Rental revenue........................    $   4,199       $  20,985                       $  19,154
  Escalations and reimbursement
    revenues............................        1,051           2,304                           3,274
  Management revenues...................        2,336                        $  (2,336)
  Leasing commissions...................        2,372                           (1,115)
  Construction revenues.................          101                             (101)
  Investment income.....................                           15
  Other income..........................          123              13              (92)           906
  Equity in Service Corporations
    income..............................
                                          -------------       -------          -------     -----------  -------------  -------------
    Total revenues......................       10,182          23,317           (3,644)        23,334
                                          -------------       -------          -------     -----------  -------------  -------------
  Share of net income (loss) from
    uncombined joint ventures...........       (1,408)          1,408             (504)
                                          -------------       -------          -------     -----------  -------------  -------------

EXPENSES:
  Operating expenses....................        3,197           4,608           (1,522)         6,016
  Ground rent...........................                        3,925                             379
  Interest..............................        1,357           7,743                                     $  (3,621)
  Depreciation and amortization.........          975           3,812              (92)         2,292           (13)     $       5
  Real estate taxes.....................          703           3,189                           4,356
  Marketing, general and
    administrative......................        3,250                           (2,264)                                      1,657
                                          -------------       -------          -------     -----------  -------------  -------------
    Total expenses......................        9,482          23,277           (3,878)        13,043        (3,634)         1,662
                                          -------------       -------          -------     -----------  -------------  -------------
    Income (loss) before minority
      interest and extraordinary item...         (708)          1,448             (270)        10,291         3,634         (1,662)
  Minority interest
    in Operating Partnership (H)........                                                                                    (2,063)
                                          -------------       -------          -------     -----------  -------------  -------------
    Income (loss)
      before extraordinary item.........  $      (708)        $ 1,448          $  (270)     $  10,291     $   3,634      $  (3,725)
                                          -------------       -------          -------     -----------  -------------  -------------
                                          -------------       -------          -------     -----------  -------------  -------------
    Income per common share(I)..........

                                                                  110 EAST             17 BATTERY             COMPANY
                                            COMPANY             42ND STREET              PLACE               PRO FORMA
                                           PRO FORMA                (F)                   (J)               AS ADJUSTED
                                          -----------           ------------          ------------          -----------
REVENUES:
  Rental revenue........................   $  44,338              $ 4,507               $13,983              $  62,828
  Escalations and reimbursement
    revenues............................       6,629                  520                 1,097                  8,246
  Management revenues...................
  Leasing commissions...................       1,257                                                             1,257
  Construction revenues.................
  Investment income.....................          15                                      1,860                  1,875
  Other income..........................         950                   16                    62                  1,028
  Equity in Service Corporations
    income..............................
                                          -----------             ---------             ---------           -----------
    Total revenues......................      53,189                5,043                17,002                 75,234
                                          -----------             ---------             ---------           -----------
  Share of net income/(loss) from
    uncombined joint ventures...........        (504)                                                             (504)
                                          -----------             ---------             ---------           -----------
EXPENSES:
  Operating expenses....................      12,299                2,248                 4,937                 19,484
  Ground rent...........................       4,304                                                             4,304
  Interest..............................       5,479                                      5,472                 10,951
  Depreciation and amortization.........       6,979                  602                 1,697                  9,278
  Real estate taxes.....................       8,248                1,422                 2,519                 12,189
  Marketing, general and
    administrative......................       2,643                  102                   347                  3,092
                                          -----------             ---------             ---------           -----------
    Total expenses......................      39,952                4,374                14,972                 59,298
                                          -----------             ---------             ---------           -----------
    Income (loss) before minority
      interest and extraordinary item...      12,733                  669                 2,030                 15,432
  Minority interest
    in Operating Partnership (H)........      (2,063)                (108)                 (329)                (2,500)
                                          -----------             ---------             ---------           -----------
    Income (loss)
      before extraordinary item.........   $  10,670               $  561                $1,701              $  12,932
                                          -----------             ---------             ---------           -----------
                                          -----------             ---------             ---------           -----------
    Income per common share(I)..........   $    0.87                                                         $    1.05
                                          -----------                                                       -----------
                                          -----------                                                       -----------

                             SL GREEN REALTY CORP

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


    (A) To reflect the condensed consolidated balance sheet of SL Green Realty Corp. as reported on form 10-Q/A for the quarterly period ended September 30, 1997.

    (B) To reflect the December 19, 1997 purchase price allocation for the acquisition for the Company's acquired portion of the property located at 17 Battery Place as of September 30, 1997. There was no formal valuation performed on this property. The acquisition included a $15.5 million mortgage receivable due from a third party that purchased the remaining portion of 17 Battery Place. The mortgage bears interest at 12% and is due September 1998 and is collateralized by the holder's co-tenancy interest in 17 Battery Place. The purchase was financed through a line of credit with an estimated incremental borrowing rate of 7.2%.

ADJUSTMENTS TO THE PRO FORMA COMBINED INCOME STATEMENT FOR THE NINE MONTHS ENDED
                               SEPTEMBER 30, 1997

    (A) To reflect the condensed consolidated statement of operations of SL Green Realty Corp. for the period August 21, 1997 to December 31, 1997 as reported on the Company's Form 10-Q/A for the quarterly period ended September 30, 1997.

    (B) To reflect the SL Green Predecessor historical combined statement of operations for the period January 1, 1997 to August 20, 1997 as reported on the Company's Form 10-Q/A for the quarterly period ended September 30, 1997.

    (C) To reflect the period January 1, 1997 to August 20, 1997 operations of 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than equity method investees due to the acquistion of 100% of the partnership interests for the period January 1, 1997 to August 20, 1997.

                                                            ACQUISITION OF PARTNERSHIP INTERESTS AND FAIR
                                                                       MARKET VALUE ADJUSTMENTS
                                 ELIMINATE                --------------------------------------------------
                                HISTORICAL   UNCOMBINED       673          470          29           36          TOTAL
                                  AMOUNTS       TOTAL      FIRST AVE    PARK AVE     WEST 35TH    WEST 44TH   ADJUSTMENTS
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
REVENUES:
Rental revenue(a).............                $  12,604    $     247    $     152    $      64    $      12    $  13,079
Escalations and reimbursement
 revenues.....................                      859                                                              859
Other income..................                       89                                                               89
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total revenues............                   13,552          247          152           64           12       14,027
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
Equity in net income/(loss)
 of investees.................   $     770                                                                           770
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES:
Operating expenses(b).........                    2,976         (221)        (128)         (37)         (62)       2,528
Real estate taxes.............                    1,741                                                            1,741
Ground rent(c)................                    2,425           31                                               2,456
Interest......................                    5,320                                                            5,320
Depreciation and
 amortization(c)..............                    2,510           24          (64)         (11)          (2)       2,457
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses............                   14,972         (166)        (192)         (48)         (64)      14,502
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Income before minority
      interest................   $     770    $  (1,420)   $     413    $     344    $     112    $      76    $     295
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------  -----------  -----------  -----------

------------------------

(a) Rental income is adjusted to reflect straight line amounts as of the acquisition date.

(b) Operating expenses are adjusted to eliminate management fees paid to the Service Corporations (Management fee income received by the Service Corporations was also eliminated.)

(c) Ground rent and depreciation and amortization were adjusted to reflect the purchase of the assets.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                               SEPTEMBER 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (D) To reflect the nine months operations of the Service Corporations pursuant to the equity method of accounting.

                                                             LEASING       EXPENSES
                                              HISTORICAL   COMMISSIONS   ATTRIBUTABLE       EQUITY
                                               SERVICE     ATTRIBUTABLE     TO REIT       CONVERSION        TOTAL
                                             CORPORATIONS     TO LLC          (A)             (B)        ADJUSTMENT
                                             ------------  ------------  -------------  ---------------  -----------
STATEMENT OF OPERATIONS:
Management revenue.........................   $    1,268                                                  $  (1,268)
Leasing commissions........................        3,464    $   (1,767)                                      (1,697)
Construction revenues......................           77                                                        (77)
Equity in net income of Service
 Corporations..............................                                                $    (269)           269
Other income...............................           11                                                        (11)
                                             ------------  ------------        -----           -----     -----------
  Total revenue............................        4,820        (1,767)                         (269)        (2,784)
                                             ------------  ------------        -----           -----     -----------
EXPENSES
Operating expenses.........................        1,000                                                     (1,000)
Depreciation and amortization..............           48                                                        (48)
Marketing, general and administrative......        2,189                   $    (668)                        (1,521)
                                             ------------  ------------        -----           -----     -----------
  Total expenses...........................        3,237                        (668)                        (2,569)
                                             ------------  ------------        -----           -----     -----------
  Income (loss)............................   $    1,583    $   (1,767)    $     668       $    (269)     $    (215)
                                             ------------  ------------        -----           -----     -----------
                                             ------------  ------------        -----           -----     -----------

------------------------

(a) Expenses are allocated to the Service Corporations and the Management LLC based upon the job functions of the employees.

(b) The Equity in net income of the Service Corporations is computed as follows:

Historical Service Corporations income.....................  $   1,583
Adjustment for management fees eliminated in the combined
  historical financial statements due to acquisition of
  partnerships interests...................................       (201)
Leasing commissions attributable to Management LLC.........     (1,767)
Expenses attributable to REIT..............................        668
                                                             ---------
Income.....................................................  $     283
                                                             ---------
                                                             ---------
Equity in net income of Service Corporations at 95
  percent..................................................  $     269
                                                             ---------
                                                             ---------

    (E) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the nine months ended September 30, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the land

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                               SEPTEMBER 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)
lease on 1140 Avenue of the Americas was recorded, and depreciation and amortization based on cost was recorded.

                               1372 BROADWAY                     1140 AVENUE OF THE AMERICAS           50 WEST 23RD STREET
                  ---------------------------------------  ---------------------------------------  --------------------------
                  HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT
                  -----------  -------------  -----------  -----------  -------------  -----------  -----------  -------------
Revenues:
Rental revenue..   $   5,154     $     578     $   5,732    $   2,768     $     230     $   2,998    $   3,303     $     221
Escalations &
  reimbursement
  revenue.......         713                         713          440                         440          491
Other income....       1,520                       1,520           61                          61            1
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
  Total
    revenue.....       7,387           578         7,965        3,269           230         3,499        3,795           221
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
Expenses:
Operating
  expenses......       1,701          (181)        1,520        1,261          (130)        1,131          876          (116)
Ground rent.....                                                                268           268
Depreciation &
  amortization..                       658           658                        271           271                        461
Real estate
  taxes.........       1,396                       1,396          660                         660          658
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
  Total
    expenses....       3,097           477         3,574        1,921           409         2,330        1,534           345
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
Income before
  minority
  interest......   $   4,290     $     101     $   4,391    $   1,348     $    (179)    $   1,169    $   2,261     $    (124)
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----
                  -----------        -----    -----------  -----------        -----    -----------  -----------        -----


                                  TOTAL
                   PRO FORMA    PRO FORMA
                  -----------  -----------
Revenues:
Rental revenue..   $   3,524    $  12,254
Escalations &
  reimbursement
  revenue.......         491        1,644
Other income....           1        1,582
                  -----------  -----------
  Total
    revenue.....       4,016       15,480
                  -----------  -----------
Expenses:
Operating
  expenses......         760        3,411
Ground rent.....                      268
Depreciation &
  amortization..         461        1,390
Real estate
  taxes.........         658        2,714
                  -----------  -----------
  Total
    expenses....       1,879        7,783
                  -----------  -----------
Income before
  minority
  interest......   $   2,137    $   7,697
                  -----------  -----------
                  -----------  -----------

    (F) To reflect the changes in interest expense as the result of financing transactions and the related adjustments to deferred financing expense.

                                                                                                                     NEW
                                                 470         29           36           70            1414         MORTGAGE
                                 673 1ST AVE     PAS       W 35TH       W 44TH       W 36TH      AVE. AMERICAS      LOAN
                                 -----------  ---------  -----------  -----------  -----------  ---------------  -----------
Interest.......................   $  (1,123)  $  (1,025)               $    (593)   $    (339)     $    (591)     $     663
Depreciation and
  amortization.................          30           9   $       3                       (47)           (29)            18
                                      -----   ---------          --        -----        -----          -----          -----

    Total expenses.............      (1,093)     (1,016)          3         (593)        (386)          (620)           681
                                      -----   ---------          --        -----        -----          -----          -----
    Income before minority
      interest.................   $   1,093   $   1,016   $      (3)   $     593    $     386      $     620      $    (681)
                                      -----   ---------          --        -----        -----          -----          -----
                                      -----   ---------          --        -----        -----          -----          -----


                                   TOTAL
                                 ---------
Interest.......................  $  (3,008)
Depreciation and
  amortization.................        (16)
                                 ---------

    Total expenses.............     (3,024)
                                 ---------

    Income before minority
      interest.................  $   3,024
                                 ---------
                                 ---------

    (G) To reflect the operations of 110 East 42nd Street for the period January 1, 1997 to September 15, 1997. Historical rental revenue was adjusted for straight line rents, historical operations expenses were reduced for management fees, and depreciation was calculated based on the building cost that was recorded. The acquisition was funded by proceeds from the stock offering.



                                    HISTORICAL            ADJUSTMENT             PRO FORMA
                                    ----------            ----------             ---------

Revenues:
Rental revenue                        $3,499                $(166)                 $3,333
Escalation                               501                                          501
Other income                              14                                           14
                                      ------                -----                  ------

Total revenue                          4,014                 (166)                  3,848
                                      ------                -----                  ------

Expenses:

Operating expenses                     1,608                                        1,608
Depreciation and amortization              0                  426                     426
Real estate taxes                      1,000                                        1,000
MG&A                                     231                 (147)                     84
                                      ------                -----                  ------

Total expenses                         2,839                  279                   3,118
                                      ------                -----                  ------

Income before minority interest       $1,175                $(445)                 $  730
                                      ------                -----                  ------
                                      ------                -----                  ------


    (H) To reflect for 70 West 36th Street and 1414 Avenue of the Americas, depreciation expense adjustments for real property transfer taxes capitalized which are amortized over the remaining life of the commercial property.

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                               SEPTEMBER 30, 1997

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (I) To reflect the net increase in marketing, general and administrative expenses related to operations of a public company which include the following:

Officers' compensation and related costs.....................  $     446
Professional fees............................................        203
Directors' fees and insurance................................        174
Printing and distribution costs..............................         87
Other........................................................         51
                                                               ---------
                                                               $     961
                                                               ---------
                                                               ---------

The additional officers' compensation and related costs are attributable primarily to Employment Agreements with the officers as further described under the caption "Employment and Non Competition Agreement."

    (J) Represents the 16.2% interest of the minority in the Operating Partnership.

    (K) Pro Forma net income per common share is based upon 12,417,000 weighted average shares of common stock outstanding as of September 30, 1997. As each Operating Partnership Unit is redeemable for cash, or at the company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. In February 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share, which is required to be adopted on December 31, 1997. At that time the Company will be required to change the method currently used to compute earnings per share and to restate all prior periods. Under the new requirements for calculating primary earnings per share, the dilutive effect of stock options will be excluded. Management does not believe the adoption of Statement No. 128 will have a material impact on earnings per share.

    (L) To reflect the operations of 17 Battery Place for the nine months ended September 30, 1997. Historical rental revenue was adjusted for straight line rents, historical operating expenses were reduced for management fees, depreciation was calculated based on the building cost that was recorded, amortization was calculated based on the deferred financing costs that were recorded, and interest expense was calculated using an estimated effective interest rate of 7.2%.



                              HISTORICAL              ADJUSTMENT               PRO FORMA
                              ----------              ----------               ---------

Revenues:

Rental Revenue                $   9,750               $     668                $  10,418
Escalation                          696                                              696
Investment Income                                         1,395                    1,395
Other Income                         64                                               64
                              ---------               ---------                ---------
Total Revenue                    10,510                   2,063                   12,573
                              ---------               ---------                ---------

Expenses:

Operating Expenses                3,505                                            3,505
Interest Expense                                          4,104                    4,104
Depreciation and Amortization                             1,273                    1,273
Real Estate Taxes                 1,624                                            1,624
MG&A                                615                    (321)                     294
                              ---------               ---------                ---------
Total Expenses                    5,744                   5,056                   10,800
                              ---------               ---------                ---------

Income Before Minority
  Interest                    $   4,766               $  (2,993)               $   1,773
                              ---------               ---------                ---------
                              ---------               ---------                ---------

                             SL GREEN REALTY CORP.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

                               DECEMBER 31, 1996

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

   ADJUSTMENTS TO THE PRO FORMA COMBINED INCOME STATEMENT FOR THE YEAR ENDED
                               DECEMBER 31, 1996

    (A) To reflect the SL Green Predecessor historical combined statement of operations for the year ended December 31, 1996.

    (B) To reflect 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than as uncombined joint ventures due to the acquisition of 100% of the partnerships' interests.

                                                  ELIMINATE
                                                 HISTORICAL   UNCOMBINED       673          470          29           36
                                                   AMOUNTS       TOTAL      FIRST AVE    PARK AVE     WEST 35TH    WEST 44TH
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Revenues
Rental revenue.................................   $  17,386                 $     334    $     183    $     146    $   2,936
Escalations and reimbursement revenues.........       1,488                                                              816
Investment income..............................          15
Other income...................................          13
                                                 -----------  -----------  -----------       -----        -----   -----------
    Total revenues.............................      18,902                       334          183          146        3,752
                                                 -----------  -----------  -----------       -----        -----   -----------
Equity in net income/(loss) of
 uncombined joint ventures.....................                $   1,408
                                                 -----------  -----------  -----------       -----        -----   -----------
Expenses
Operating expenses.............................       3,964                      (316)        (206)         (68)       1,234
Real estate taxes..............................       2,316                                                              873
Ground rent....................................       3,756                       100                                     69
Interest.......................................       7,743
Depreciation and amortization..................       3,580                        40          (99)         (22)         313
                                                 -----------  -----------  -----------       -----        -----   -----------
    Total expenses.............................      21,359                      (176)        (305)         (90)       2,489
                                                 -----------  -----------  -----------       -----        -----   -----------
    Income (loss)..............................   $  (2,457)   $   1,408    $     510    $     488    $     236    $   1,263
                                                 -----------  -----------  -----------       -----        -----   -----------
                                                 -----------  -----------  -----------       -----        -----   -----------


                                                     TOTAL
                                                  ADJUSTMENTS
                                                 -------------
Revenues
Rental revenue.................................    $  20,985
Escalations and reimbursement revenues.........        2,304
Investment income..............................           15
Other income...................................           13
                                                 -------------
    Total revenues.............................       23,317
                                                 -------------
Equity in net income/(loss) of uncombined
 joint ventures................................        1,408
                                                 -------------
Expenses
Operating expenses.............................        4,608
Real estate taxes..............................        3,189
Ground rent....................................        3,925
Interest.......................................        7,743
Depreciation and amortization..................        3,812
                                                 -------------
    Total expenses.............................       23,277
                                                 -------------
    Income (loss)..............................    $   1,448
                                                 -------------
                                                 -------------

    (C) To reflect adjustments to record the Company's share in the net income of the Service Corporations pursuant to the equity method of accounting for the year ended December 31, 1996. As a result of the Formation Transactions the Company will not own any voting stock of the Service Corporations but will continue to exercise significant influence due to the following:

    - Substantially all of the economic benefits flow to the Company (who will own 100% of the non-voting common stock representing 95% of the total equity)

    - The Company and the Service Corporations have common officers and employees

    - The owners of a majority of the voting stock of the Service Corporations have not contributed substantial equity to the Service Corporations

    - The views of the Company's management influence the operations of the Service Corporations

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    The adjustment is as follows:

                                                              LEASING
                                                            COMMISSIONS      EXPENSES
                                             HISTORICAL    ATTRIBUTABLE    ATTRIBUTABLE      EQUITY
                                               SERVICE          TO              TO         CONVERSION      TOTAL
                                            CORPORATIONS        LLC            REIT            (A)      ADJUSTMENTS
                                            -------------  -------------  ---------------  -----------  -----------
REVENUE:
Management revenue........................    $   2,336                                                  $  (2,336)
Leasing commissions.......................        2,372      $  (1,257)                                     (1,115)
Construction revenue......................          101                                                       (101)
Other income..............................           92                                                        (92)
                                            -------------  -------------        ------     -----------  -----------
    Total revenue.........................        4,901         (1,257)                                     (3,644)
Equity in net income (loss)of Service
 Corporations.............................                                                  $     504         (504)
                                            -------------  -------------        ------     -----------  -----------
EXPENSES:
Operating expenses........................        1,522                                                     (1,522)
Depreciation and amortization.............           92                                                        (92)
Marketing, general and administration.....        3,250                      $    (986)                     (2,264)
                                            -------------  -------------        ------     -----------  -----------
    Total expenses........................        4,864                           (986)                     (3,878)
                                            -------------  -------------        ------     -----------  -----------
    Income (loss).........................    $      37      $  (1,257)      $     986      $     504    $    (270)
                                            -------------  -------------        ------     -----------  -----------
                                            -------------  -------------        ------     -----------  -----------

(a) The equity in net loss of Service Corporations is computed as follows:

Historical Service Corporations income.............................  $      37
Adjustment for management fees eliminated in the combined
 historical financial statements due to acquisition of
 partnerships' interests...........................................       (297)
Leasing commissions attributable to Management LLC.................     (1,257)
Expenses attributable to REIT......................................        986
                                                                     ---------
  Loss.............................................................  $    (531)
                                                                     ---------
                                                                     ---------
Equity in net loss of investees at 95 percent......................  $    (504)
                                                                     ---------
                                                                     ---------

    (D) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the year ended December 31, 1996. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the land lease on 1140 Avenue of the Americas and depreciation and amortization are based on cost.

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                  1372 BROADWAY                     1140 AVENUE OF THE AMERICAS           50 WEST 23RD STREET
                     ---------------------------------------  ---------------------------------------  --------------------------
                     HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA   HISTORICAL    ADJUSTMENT
                     -----------  -------------  -----------  -----------  -------------  -----------  -----------  -------------
REVENUES:
Rental revenue.....   $   8,580     $     656     $   9,236    $   4,265     $     286     $   4,551    $   5,357     $      10
Escalations &
 reimbursement
 revenue...........       1,842                       1,842          716                         716          716
Other income.......         690                         690          204                         204           12
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
    Total revenue..      11,112           656        11,768        5,185           286         5,471        6,085            10
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
EXPENSES:
Operating
 expenses..........       3,257          (459)        2,798        2,177          (275)        1,902        1,511          (195)
Ground rent........                                                                379           379
Depreciation &
 amortization......                     1,082         1,082                        490           490                        720
Real estate taxes..       2,343                       2,343        1,007                       1,007        1,006
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
    Total
      expenses.....       5,600           623         6,223        3,184           594         3,778        2,517           525
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
Income before
 minority
 interest..........   $   5,512     $      33     $   5,545    $   2,001     $    (308)    $   1,693    $   3,568     $    (515)
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----
                     -----------       ------    -----------  -----------        -----    -----------  -----------        -----


                                   TOTAL PRO
                      PRO FORMA      FORMA
                     -----------  -----------
REVENUES:
Rental revenue.....   $   5,367    $  19,154
Escalations &
 reimbursement
 revenue...........         716        3,274
Other income.......          12          906
                     -----------  -----------
    Total revenue..       6,095       23,334
                     -----------  -----------
EXPENSES:
Operating
 expenses..........       1,316        6,016
Ground rent........                      379
Depreciation &
 amortization......         720        2,292
Real estate taxes..       1,006        4,356
                     -----------  -----------
    Total
      expenses.....       3,042       13,043
                     -----------  -----------
Income before
 minority
 interest..........   $   3,053    $  10,291
                     -----------  -----------
                     -----------  -----------

    (E) To eliminate interest expense and amortization of deferred financing costs related to mortgage loans paid off or forgiven, to reflect amortization of deferred financing cost related to the transfer of mortgage debt to the Company and to record interest and amortization of deferred finance costs related to the new mortgage.

                                                                                 AMORTIZATION OF
                                                                     INTEREST       DEFERRED
                                                                      EXPENSE    FINANCING COSTS
                                                                     ---------  -----------------
673 First Avenue...................................................  $  (1,571)     $      49
470 Park Avenue South..............................................     (1,537)            13
29 West 35th Street................................................                         8
36 West 44th Street................................................       (234)
70 West 36th Street................................................       (911)           (62)
1414 Avenue of the Americas........................................       (446)           (28)
New mortgage interest..............................................      1,078              7
                                                                     ---------            ---
                                                                     $  (3,621)     $     (13)
                                                                     ---------            ---
                                                                     ---------            ---

    (F) To reflect the operations of 110 East 42nd Street for the year ended December 31, 1996. Historical rental revenue was adjusted for straight line rents. Historical operating, expenses were reduced for management fees, and depreciation that was calculated based on the recorded building cost.


                                 HISTORICAL              ADJUSTMENT            PRO FORMA
                                 ----------              ----------            ---------

Revenues:
Rental revenue                     $4,306                   $ 201                $4,507
Escalation                            520                                           520
Other income                           16                                            16
                                   ------                   -----                ------

Total revenue                       4,842                     201                 5,043
                                   ------                   -----                ------

Expenses:

Operating expenses                  2,248                                         2,248
Depreciation and amortization                                 602                   602
Real estate taxes                   1,422                                         1,422
MG&A                                  274                    (172)                  102
                                   ------                   -----                ------

Total expenses                      3,944                     430                 4,374
                                   ------                   -----                ------

Income before minority interest    $  898                   $(229)               $  669
                                   ------                   -----                ------
                                   ------                   -----                ------



    (G) To reflect depreciation and amortization expense related to the real property transfer taxes incurred to transfer title of 70 West 36th Street and 1414 Avenue of the Americas to the Company and to reflect the net increase in marketing, general and administrative expenses related to operations of a public company.

                             SL GREEN REALTY CORP.
               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    The additional marketing, general and adminsitrative expenses consist of the following:

Officers' compensation and related costs............................  $     768
Professional fees...................................................        350
Directors' fees and insurance.......................................        300
Printing and distribution costs.....................................        150
Other...............................................................         89
                                                                      ---------
                                                                      $   1,657
                                                                      ---------
                                                                      ---------

     The additional officers' compensation and related costs are attributable primarilty to employment agreements with the officers as further described under the caption "Employment and Non-Competition Agreement."

    (H) Represents the 16.2% interest of the minority in the Operating Partnership.

    (I) Pro Forma net income per common share is based upon 12,292,311 shares of common stock outstanding after the Offering. As each Operating Partnership unit is redeemable for cash, or at the company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. In February 1997, the Financial Accounting Standards Board issued Statement No. 128, Earnings per Share, which is required to be adopted on December 31, 1997. At that time the Company will be required to change the method currently used to compute earnings per share and to restate all prior periods. Under the new requirements for calculating primary earnings per share, the dilutive effect of stock options will be excluded. Management does not believe the adoption of Statement No. 128 will have a material impact on earnings per share.

    (J) To reflect the operations of 17 Battery Place for the year ended December 31, 1996. Historical rental revenue was adjusted for straight line rents. Historical operating expenses were reduced for management fees, depreciation was calculated based on recorded building cost, amortization was calculated based on the deferred financing costs that were recorded, and interest expense was calculated using an estimated effective interest rate of 7.2%.

                             HISTORICAL     ADJUSTMENTS     PRO FORMA
                             -----------    -----------    -----------
REVENUES:
Rental revenue..........         $13,231        $   752        $13,983
Escalations &
 reimbursement revenue..           1,097                         1,097
Investment Income.......                          1,860          1,860
Other income............              62                            62
                                 -------         ------        -------
    Total revenue.......          14,390          2,612         17,002

EXPENSES:
Operating
 expenses...............           4,937                         4,937
Interest Expense........                          5,472          5,472
Depreciation &
 amortization...........                          1,697          1,697
Real estate taxes.......           2,519                         2,519
MG & A..................             722           (375)           347
                                 -------         ------        -------
    Total expenses......           8,178          6,794         14,972
                                 -------         ------        -------
Income before minority
 interest...............         $ 6,212        $(4,182)       $ 2,030
                                 -------         ------        -------
                                 -------         ------        -------

                        Report of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 17 Battery Place as described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management of the property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of 17 Battery Place as described in Note 1, revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 17 Battery Place as described in Note 1, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                       /S/ Ernst & Young LLP


December 16, 1997
New York, New York

                               17 Battery Place

                  Statements of Revenues and Certain Expenses

                             (Dollars in thousands)
                                    Note 1

                                                                        (Unaudited)
                                                                        Nine Months
                                                           Year Ended      Ended
                                                          December 31,  September 30,
                                                             1996           1997
                                                          -----------  -----------
Revenues
  Rental revenue, net....................................   $  13,231    $   9,750
  Escalations and reimbursement revenue..................       1,097          696
  Other income...........................................          62           64
                                                            ----------   ----------
Total revenues...........................................      14,390       10,510
                                                            ----------   ----------
Certain Expenses
  Property taxes.........................................       2,519        1,624
  Utilities..............................................       1,487        1,189
  Cleaning and service contracts.........................       2,175        1,569
  Payroll and expenses...................................         959          716
  Management fees........................................         375          321
  Repairs and maintenance................................         192          168
  Professional fees......................................         261           59
  Insurance..............................................          86           67
  Other operating expenses...............................         124           31
                                                            ----------   -----------
Total certain expenses...................................       8,178        5,744
                                                            ----------   -----------
Revenues in excess of certain expenses...................   $   6,212    $   4,766
                                                            ----------   -----------
                                                            ----------   -----------


See accompanying notes.

                               17 Battery Place

              Notes to Statements of Revenues and Certain Expenses

                             (Dollars in thousands)

                               December 31, 1996


1. Basis of Presentation

    Presented herein are the statements of revenues and certain expenses related to the operations of 17 Battery Place, located in the World Trade Center sub-market, in the borough of Manhattan in New York City. The property is comprised of interconnected office buildings (North and South) containing a total of approximately 1,221,481 square feet (which space is currently rented or available for use on a commercial basis). Through its interest in a cotenancy, SLG 17 Battery LLC, ("Green LLC") a New York limited liability company wholly-owned by SL Green Operating Partnership, L.P. ("SL Green"), purchased the entire North Building and portions of the ground floor and floors one through thirteen of the South Building, encompassing approximately 806,927 square feet (the "Office Space"). An unrelated third party ("Third Party") has through its interest in the cotenancy purchased portions of the ground floor and floors fourteen through thirty-one of the South Building which represents the remaining 414,554 square feet of the property. The Third Party plans to convert its space into a hotel and residential units, (the "Hotel/ Residential Space"). Green LLC has entered into a cotenancy agreement with the Third Party and SL Green has financed the Third Party's purchase through the issuance of a mortgage. The cotenancy agreement provides for the allocation of revenue and expenses substantially consistent with the Third Party's and Green LLC's ownership interest. It is the intention of the parties to convert the property to condominium ownership. The statement of revenues and certain expenses presents the activity of the Office Space purchased by SL Green.

    All revenues and expenses have been allocated between the Office and Hotel/Residential Space. The allocation method used for base rent and escalations were based on specific identification of the tenants located in the specific floors being purchased. Expenses were allocated based on an agreed upon allocation between Green LLC and the Third Party.

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by SL Green in its proposed future operations. Items excluded consist of interest, amortization and depreciation.

                               17 Battery Place

                             (Dollars in thousands)

                               December 31, 1996

2. Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Office Space is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $507 and $270 (unaudited) for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

4. Concentration of Revenue

    Approximately 62% of the Office Space's revenue for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively was derived from two tenants.


5. Management Agreements

    During 1996 and the period ended September 30, 1997 the property manager was SL Green Management, Inc. During the period from January 1, 1996 to September 30, 1997 the management fees were based on two percent (2%) of gross collections. In addition, a $15,000 monthly asset management fee was paid to Victor Capital Group.

6. Lease Agreements

    The Office Space is being leased to tenants under operating leases with term expiration dates ranging from 1997 to 2009. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1996 (exclusive of renewal option periods) are as follows:

          1997                                  $  12,638
          1998                                     12,688
          1999                                     12,371
          2000                                     11,847
          2001                                     11,531
          Thereafter                               47,464
                                                ----------
                                                $ 108,539
                                                ----------
                                                ----------


                               17 Battery Place

                             (Dollars in thousands)

                               December 31, 1996

7. Lease Restrictions

    In connection with the cotenancy agreement (Note 1), prior to January 1, 1999, Green LLC is required to make available up to 153,000 rentable square feet of vacant Office Space to tenants of 17 Battery Place, who currently occupy portions of the Hotel/Residential Space. In order to convert the upper floors of the South Building, the Third Party will exercise relocation options to relocate tenants from the Hotel/Residential Space to Office Space.

8. Interim Unaudited Financial Information

    The financial statement for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management all adjustments, (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period is not necessarily indicative of the results to be obtained for a full fiscal year.

                        Report of Independent Auditors

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 17 Battery Place as described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management of the property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of 17 Battery Place as described in Note 1, revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 17 Battery Place as described in Note 1, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                       /S/ Ernst & Young LLP


December 16, 1997
New York, New York

                                17 Battery Place

                  Statements of Revenues and Certain Expenses

                             (Dollars in thousands)
                                    Note 1

                                                                           (Unaudited)
                                                                           Nine Months
                                                              Year Ended      Ended
                                                             December 31, September 30,
                                                                1996           1997
                                                              -----------  -----------
Revenues
  Rental revenue, net.......................................   $   2,967    $   2,717
  Escalations and reimbursement revenue.....................         857          654
  Other income..............................................          21           19
                                                               ----------   ----------
Total revenues..............................................       3,845        3,390
                                                               ----------   ----------
                                                               ----------   ----------
Certain Expenses
  Property taxes............................................         781          504
  Utilities.................................................         714          570
  Cleaning and service contracts............................       1,044          752
  Payroll and expenses......................................         460          343
  Management fees...........................................         134          115
  Repairs and maintenance...................................          92           81
  Professional fees.........................................         125           28
  Insurance.................................................          41           32
  Other operating expenses..................................          60           15
                                                              -----------  -----------
Total certain expenses......................................       3,451        2,440
                                                              -----------  -----------
Revenues in excess of certain expenses......................   $     394    $     950
                                                              -----------  -----------
                                                              -----------  -----------


See accompanying notes.

                               17 Battery Place

              Notes to Statements of Revenues and Certain Expenses

                             (Dollars in thousands)

                               December 31, 1996

1. Basis of Presentation

    Presented herein are the statements of revenues and certain expenses related to the operations of 17 Battery Place, located in the World Trade Center sub-market, in the borough of Manhattan in New York City. The property is comprised of interconnected office buildings (North and South) containing a total of approximately 1,221,481 square feet (which space is currently rented or available for use on a commercial basis). Through its interest in a cotenancy, SLG 17 Battery LLC, ("Green LLC") a New York limited liability company wholly-owned by SL Green Operating Partnership, L.P. ("SL Green"), purchased the entire North Building and portions of the ground floor and floors one through thirteen of the South Building, encompassing approximately 806,927 square feet (the "Office Space"). An unrelated third party ("Third Party") has through its interest in the cotenancy purchased a portion of the ground floor and floors fourteen through thirty-one of the South Building which represents the remaining 414,554 square feet of the property. The Third Party plans to convert its space into a hotel and residential units, (the "Hotel/ Residential Space"). Green LLC has entered into a cotenancy agreement with the Third Party and has financed the Third Party's purchase of its property through the issuance of a mortgage. The cotenancy agreement provides for the allocation of revenue and expenses substantially consistent with the Third Party's and Green LLC's ownership interest. The statement of revenues and certain expenses presents the activity of the Hotel/Residential Space which is the collateral for the mortgage issued by SL Green.

    All revenues and expenses have been allocated between the Office and Hotel/Residential Space. The allocation method used for base rent and escalations were based on specific identification of the tenants located in the specific floors purchased. Expenses were allocated based on an agreed upon allocation between Green LLC and the Third Party.

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange
Commission for a mortgage collateralized by real estate properties. Since it is intended that the Hotel/Residential Space is to be converted to a hotel/residential units, future operations will be substantially different from those presented in these statements of revenues and certain expenses.
The financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Third Party in its proposed future operations. Items excluded consist of interest, amortization and depreciation.

                               17 Battery Place

                             (Dollars in thousands)

                               December 31, 1996

2. Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

    The Third Party's interest currently is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts recognized over amounts due pursuant to the underlying leases amounted to approximately $114 and $154 (unaudited) for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively.

4. Concentration of Revenue

    Approximately 40% and 25% of the revenue for the year ended December 31, 1996 and the nine months ended September 30, 1997, were derived from three and two tenants, respectively.

5. Management Agreements

    During 1996 and the period ended September 30, 1997 the property manager was SL Green Management, Inc. During the period from January 1, 1996 to September 30, 1997 the management fees were based on two percent (2%) of gross collections. In addition, a $15,000 monthly asset management fee was paid to Victor Capital Group.

6. Lease Agreements

    The Third Party's interest is being leased to tenants under operating leases with term expiration dates ranging from 1997 to 2005. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1996 (exclusive of renewal option periods) are as follows:

          1997                                  $   3,619
          1998                                      2,534
          1999                                      1,755
          2000                                      1,575
          2001                                      1,357
          Thereafter                                1,943
                                                ----------
                                                $  12,783
                                                ----------
                                                ----------

                               17 Battery Place

                             (Dollars in thousands)

                               December 31, 1996


7. Lease Restrictions

    In connection with the cotenancy agreement and the conversion of the Hotel/Residential Space, the Third Party will exercise relocation options, as outlined in the lease agreements and relocate tenants to the Office Space. Green LLC is required to make available up to 153,000 rentable square feet of vacant Office Space to tenants of 17 Battery Place who currently occupy portions of the Hotel/Residential Space, from its purchase date through December 31, 1998.

8. Interim Unaudited Financial Information

    The financial statement for the nine months ended September 30, 1997 is unaudited, however, in the opinion of management all adjustments, (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period is not necessarily indicative of the results to be obtained for a full fiscal year.